UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549

                          FORM 8-K

                       CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934.

               Date of Report: March 31, 2003

                       GROUP MANAGEMENT CORP.
          (Exact name of registrant as specified in its Charter)

         Delaware                  0-32635          59-
2919648
(State of Incorporation)  (Commission file number)  (IRS
Employer ID #)


          101 Marietta St., Suite 1070, Atlanta, GA 30303
               (Address of principal executive office) (Zip
Code)

Registrant's telephone number (404) 522-1202




Item 9. Regulation FD Disclosure.

Debtor's counsel filed the below pleading asking the court to declare the Creditors' executory contract rejected.

Debtor's counsel Thomas Ware filed a petition to reinstate his practice privileges in the Northern District of Georgia on Monday and paid the necessary fees involved.









               United States Bankruptcy Court
                Northern District of Georgia
                      Atlanta Division



Group Management Corp.                  Case #03-93031 MHM
     Debtor (movant),                             Chapter 11


     V.


Alpha Capital Aktiengesellschaft
Amro International ,S. A.
Markham Holdings, Ltd, and
Stonestreet Limited Partnership,
     Creditors(respondents)


             Motion to Reject Executory Contract


Now comes the debtor, Group Management Corp., and files this motion as a contested matter under Rule 6006, and Rule 9014 of the United States Bankruptcy Code, to reject the executory contract, entered into with the above named creditors, on or about February 2, 2001 and shows the court the following:

                             1.
The debtor entered into a convertible Financing Transaction on or about February 2001, for the principal amount of $1.1 million, ("the Financing Transaction") with the above named Creditors Ex. #1.

                             2.
The debtor has received several requests for conversion of the outstanding principal balance from the Creditors.

                             3.

The debtor's common stock trades on the Over the Counter
Bulletin Board under the symbol, GPMT.

                             4.

Beginning on or about February 2001 the Debtor's common stock experienced abnormal and unusual trading patterns.

                             5.
The Debtor believes the unusual and abnormal trading patterns in its common stock is the result of the Creditors entering into naked shorts sales of its common stock and using the conversion of the principal amount to cover the shares sold short by the creditors.

                             6.
The Debtor's common stock was trading in the range of $2.85 adjusted for a 1:20 reverse split, per share prior to entering into the Financing Transaction with the creditors.

                             7.

After entering into the Financing Transaction the Debtor's common stock has traded in a 52 week range of $0.002-$2.85 per share.

                             8.

The Board of Directors of the Debtor has met and determined under the business judgment rule that it is the best interest of the Debtor to reject the executory contract, Financing Transaction entered into with the above named
Creditors.

                             9.

The Board of Directors of the Debtors believes the Debtor will be unable to reorganize unless the Financing Contract is rejected.


WHEREFORE, the debtor prays that the Court enter an order declaring the above referenced Financing Contract with the above named Creditors be declared rejected, and any other remedies the Court deemed proper to order.



Submitted by:


____________________________
Attorneys for the Debtor
Thomas Ware 737758
Rosenfeld, Goldman & Ware, Inc.
101 Marietta St.
Suite 1070
Atlanta, GA 30303
(404) 522-1202


               United States Bankruptcy Court
                Northern District of Georgia
                      Atlanta Division



Group Management Corp.                  Case # 03-93031 MHM
     Debtor,                            Chapter 11


     V.


Alpha Capital Aktiengesellschaft
Amro International, S. A.
Markham Holdings, Ltd, and
Stonestreet Limited Partnership,
     Creditors


                      NOTICE OF HEARING
             Motion to Reject Executory Contract


The above styled matter has been set down for hearing on the _______ day of ___________, 2003, in the United States Court House located at Richard B. Russell Federal Building, 75 Spring Street, SW, Atlanta, Georgia 30303, in Court Room ___________ on the ______ floor before the Honorable Margaret Murphy.

Submitted by:


____________________________
Attorneys for the Debtor
Thomas Ware 737758
Rosenfeld, Goldman & Ware, Inc.
101 Marietta St.
Suite 1070
Atlanta, GA 30303
(404) 522-1202





                   Certificate of Service


I Thomas Ware, attorney for Group Management Corp., have this 31th day of March 2003, served the named Creditors:

              Alpha Capital Aktiengesellschaft
                         Pradafant 7
                      9490 Furstentums
                    Vaduz, Liechtenstein

                Amro International,  S.  A..
                      C/o Ultra Finanz
                    Grossmuensterplatz 6
                 Zurich, Switzerland CH 8022

                   Markham  Holdings,  LTD
                      C/o David Hassan
                       50   Town Range
                        PO Box 472
                         Gilbraltar

               Stonestreet   Limited Partnership
                   C/o Michael Finkelstein
                       260 Town Centre
                          Suite 201
                    Markham, ON  L3R 8H8

I have also served:
Kenneth Zitter
260 Madison Ave
New York, NY 10016


The U. S. Trustee
75 Spring St.
Atlanta, GA 30303

By placing in the U. S. Mails a copy of the foregone pleadings and Notice of Hearing this 31th day of March
2003.




_____________________________________
Attorneys for the Debtor
Thomas Ware 737758
Rosenfeld, Goldman & Ware, Inc.
101 Marietta St.
Suite 1070
Atlanta, GA 30303
(404) 522-1202


               United States Bankruptcy Court
                Northern District of Georgia
                      Atlanta Division



Group Management Corp.                  Case # 03-93031 MHM
     Debtor,                            Chapter 11


     V.


Alpha Capital Aktiengesellschaft
Amro International, S. A.
Markham Holdings, Ltd, and
Stonestreet Limited Partnership,
     Creditors


                       PROPOSED ORDER

The above styled matter came on for hearing on ___________, 2003 in the United States Bankruptcy Court in the Northern
District of Georgia after notice and a hearing:


After hearing argument from the parties in interest IT IS
ORDERED:


       1. that the Financing Transaction entered into by the Debtor with the Creditors on or about February 1, 2001 is deemed an Executory Contract;


IT IS FURTHER ORDERED

     The Financing Transaction is hereby rejected by the Debtor.



SO ORDERED this _______ day of ____________, 2003.

The Debtor's counsel shall serve a copy of this order on the interested parties.




___________________________________
Margaret H. Murphy
Judge United State Bankruptcy Court




                          SIGNATURE

         Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has caused this report to be signed by the Chief Executive Officer.

                           Group Management Corp.
                            /s/ Lamar Sinkfield
                            --------------------------------
-------
                            Lamar Sinkfield, Chief Executive
Officer